Unum Group
Statistical Supplement First Quarter 2023

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Consolidated U.S. GAAP Results¹
Premium Income	$2,459.3	$2,401.4	$9,616.5	$9,475.0

Adjusted Operating Revenue	$3,036.0	$2,994.4	$11,999.8	$11,931.1
Net Investment Gain (Loss)	0.1	(13.8)	(15.7)	76.7
Total Revenue	$3,036.1	$2,980.6	$11,984.1	$12,007.8

Net Income	$358.3	$240.4	$1,407.2	$981.0
Net Income Per Common Share:
Basic	$1.81	$1.19	$7.01	$4.80
Assuming Dilution	$1.80	$1.18	$6.96	$4.79

Assets	$62,423.8	$67,765.8	$61,148.5	$72,292.3
Liabilities	$53,176.4	$60,878.0	$52,413.5	$66,258.4
Stockholders' Equity	$9,247.4	$6,887.8	$8,735.0	$6,033.9
Adjusted Stockholders' Equity	$11,704.8	$10,628.4	$11,459.1	$10,528.4

Adjusted Operating Return on Equity
Unum US	21.3%	11.7%	16.7%	7.3%
Unum International	17.2%	15.6%	21.4%	10.8%
Colonial Life	17.5%	20.2%	22.5%	21.1%
Core Operating Segments	20.0%	14.1%	18.6%	11.0%
Consolidated	12.9%	10.3%	12.4%	9.2%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$276.2	$200.5	$965.4	$681.1
Net Realized Capital Gain (Loss), After Tax	—	(2.4)	—	98.4

Net Income	$276.2	$198.1	$965.4	$779.5

Capital and Surplus	$3,884.4	$3,941.9	$3,816.3	$3,950.3

Weighted Average Risk-based Capital Ratio	~ 425%	~ 400%	~ 420%	~ 395%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	3/31/2023		3/31/2022		12/31/2022		12/31/2021
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
			As Adjusted
Total Stockholders' Equity (Book Value)	$9,247.4	$46.85	$6,887.8	$34.12	$8,735.0	$44.17	$6,033.9	$29.79
Excluding:
Net Unrealized Gain (Loss) on Securities	(2,205.2)	(11.17)	1,120.6	5.55	(3,028.4)	(15.31)	4,014.4	19.82
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(260.0)	(1.33)	(4,912.6)	(24.33)	313.9	1.59	(8,570.7)	(42.32)
Net Gain (Loss) on Hedges	7.8	0.04	51.4	0.25	(9.6)	(0.05)	61.8	0.30
Subtotal	11,704.8	59.31	10,628.4	52.65	11,459.1	57.94	10,528.4	51.99
Excluding:
Foreign Currency Translation Adjustment	(365.4)	(1.85)	(306.1)	(1.52)	(390.1)	(1.98)	(274.1)	(1.35)
Subtotal	12,070.2	61.16	10,934.5	54.17	11,849.2	59.92	10,802.5	53.34
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(339.5)	(1.72)	(391.8)	(1.94)	(334.1)	(1.69)	(396.0)	(1.96)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$12,409.7	$62.88	$11,326.3	$56.11	$12,183.3	$61.61	$11,198.5	$55.30

Dividends Paid	$69.2	$0.33	$62.9	$0.30	$255.3	$1.26	$240.6	$1.17

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
Shares Repurchased (millions)	1.3	1.3	5.7	1.9
Cost of Shares Repurchased[1] (millions)	$53.6	$37.5	$200.1	$50.0
Price (UNM closing price on last trading day of period)	$39.56	$31.51	$41.03	$24.57

Leverage Ratio[2]	23.0%	24.9%	23.4%	25.1%

Holding Company Liquidity	$1,343	$1,269	$1,571	$1,515

1Includes a de minimis amount of commissions and $0.1 million of excise tax for the three months ended March 31, 2023 and $0.1 of commissions for the year ended December 31, 2022. There were no commissions or excise tax during the three months ended March 31, 2022 and years ended December 31, 2021 and 2022.
2Prior period ratios have been adjusted.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Issuer Credit Ratings	bbb	BBB-	Baa3	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A-	A3	A
Provident Life and Casualty Insurance Company	A	A-	NR	NR
Unum Life Insurance Company of America	A	A-	A3	A
First Unum Life Insurance Company	A	A-	A3	A
Colonial Life & Accident Insurance Company	A	A-	A3	A
The Paul Revere Life Insurance Company	A	A-	A3	A
Starmount Life Insurance Company	A	NR	NR	NR
Unum Insurance Company	A	A-	A3	NR
Unum Limited	NR	NR	NR	A-

Outlooks
Issuer Credit Rating	Positive	Positive	Stable	Stable
Financial Strength Rating	Stable	Positive	Stable	Stable

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Revenue
Premium Income	$2,459.3	$2,401.4	$9,616.5	$9,475.0
Net Investment Income	508.8	527.2	2,122.2	2,213.2
Net Investment Gain (Loss)	0.1	(13.8)	(15.7)	76.7
Other Income	67.9	65.8	261.1	242.9
Total Revenue	3,036.1	2,980.6	11,984.1	12,007.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,736.4	1,914.2	6,994.6	7,553.3
Commissions	293.9	273.2	1,086.4	1,038.1
Interest and Debt Expense	48.1	46.9	188.5	185.0
Cost Related to Early Retirement of Debt	—	—	4.2	67.3
Deferral of Acquisition Costs	(157.7)	(141.8)	(556.9)	(523.2)
Amortization of Deferred Acquisition Costs	115.9	103.6	421.1	452.1
Other Expenses	548.2	488.8	2,096.2	1,974.6
Total Benefits and Expenses	2,584.8	2,684.9	10,234.1	10,747.2

Income Before Income Tax	451.3	295.7	1,750.0	1,260.6
Income Tax Expense	93.0	55.3	342.8	279.6

Net Income	$358.3	$240.4	$1,407.2	$981.0

Weighted Average Shares Outstanding
Basic	198.1	202.6	200.6	204.2
Assuming Dilution	199.5	203.5	202.1	204.8

Actual Number of Shares Outstanding	197.4	201.9	197.8	202.5

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2023	3/31/2022	% Change	12/31/2022	12/31/2021
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$53.9	$40.6	32.8%	$295.3	$206.6
Group Short-term Disability	37.0	27.8	33.1	184.3	142.7
Group Life and AD&D	39.1	33.6	16.4	232.4	223.8
Subtotal	130.0	102.0	27.5	712.0	573.1
Supplemental and Voluntary
Voluntary Benefits	110.9	94.3	17.6	238.7	231.2
Individual Disability	26.7	20.3	31.5	90.8	75.0
Dental and Vision	9.0	9.2	(2.2)	73.8	62.4
Subtotal	146.6	123.8	18.4	403.3	368.6
Total Sales	$276.6	$225.8	22.5	$1,115.3	$941.7

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$84.0	$65.6	28.0%	$457.5	$371.5
Large Case Market	46.0	36.4	26.4	254.5	201.6
Subtotal	130.0	102.0	27.5	712.0	573.1
Supplemental and Voluntary	146.6	123.8	18.4	403.3	368.6
Total Sales	$276.6	$225.8	22.5	$1,115.3	$941.7

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2023	3/31/2022	% Change	12/31/2022	12/31/2021
Sales by Product
Unum UK
Group Long-term Disability	$9.2	$15.6	(41.0)%	$43.3	$41.4
Group Life	16.2	8.3	95.2	55.5	31.3
Supplemental	11.9	5.9	101.7	17.1	17.0
Unum Poland	8.5	4.4	93.2	17.8	16.1
Total Sales	$45.8	$34.2	33.9	$133.7	$105.8

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$12.5	$12.1	3.3%	$42.7	$41.5
Large Case Market	12.9	11.8	9.3	56.1	31.2
Subtotal	25.4	23.9	6.3	98.8	72.7
Supplemental	11.9	5.9	101.7	17.1	17.0
Unum Poland	8.5	4.4	93.2	17.8	16.1
Total Sales	$45.8	$34.2	33.9	$133.7	$105.8

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£7.5	£11.6	(35.3)%	£34.5	£30.0
Group Life	13.3	6.2	114.5	45.4	22.8
Supplemental	9.8	4.4	122.7	13.5	12.3
Total Sales	£30.6	£22.2	37.8	£93.4	£65.1

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£10.2	£8.9	14.6%	£34.4	£30.2
Large Case Market	10.6	8.9	19.1	45.5	22.6
Subtotal	20.8	17.8	16.9	79.9	52.8
Supplemental	9.8	4.4	122.7	13.5	12.3
Total Sales	£30.6	£22.2	37.8	£93.4	£65.1

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2023	3/31/2022	% Change	12/31/2022	12/31/2021
Sales by Product
Accident, Sickness, and Disability	$66.5	$65.6	1.4%	$310.6	$297.9
Life	26.2	23.8	10.1	121.5	111.0
Cancer and Critical Illness	14.1	14.6	(3.4)	76.0	70.9
Total Sales	$106.8	$104.0	2.7	$508.1	$479.8

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$73.4	$72.7	1.0%	$332.4	$313.2
Large Case Market	10.1	12.1	(16.5)	58.1	68.5
Subtotal	83.5	84.8	(1.5)	390.5	381.7
Public Sector	23.3	19.2	21.4	117.6	98.1
Total Sales	$106.8	$104.0	2.7	$508.1	$479.8

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2023	2022
		As Adjusted
Assets

Investments
Fixed Maturity Securities - at fair value	$36,160.2	$34,840.8
Mortgage Loans	2,390.0	2,435.4
Policy Loans	3,552.5	3,601.2
Other Long-term Investments	1,479.4	1,440.1
Short-term Investments	1,322.8	1,394.8
Total Investments	44,904.9	43,712.3

Other Assets
Cash and Bank Deposits	123.1	119.2
Accounts and Premiums Receivable	1,557.1	1,482.1
Reinsurance Recoverable	9,628.7	9,608.0
Accrued Investment Income	636.1	615.0
Deferred Acquisition Costs	2,602.4	2,560.0
Goodwill	348.4	347.6
Property and Equipment	456.1	451.7
Deferred Income Tax	489.8	586.0
Other Assets	1,677.2	1,666.6

Total Assets	$62,423.8	$61,148.5

Unum Group Consolidated Balance Sheets - Continued

	March 31	December 31
	2023	2022
		As Adjusted
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits[1]	$39,351.5	$38,577.1
Policyholders' Account Balances[1]	5,709.6	5,740.2
Unearned Premiums	451.6	365.5
Other Policyholders’ Funds	1,726.9	1,750.4
Income Tax Payable	240.6	190.9
Deferred Income Tax	23.8	25.2
Short-term Debt	2.0	2.0
Long-term Debt	3,428.5	3,427.8
Other Liabilities	2,241.9	2,334.4

Total Liabilities	53,176.4	52,413.5

Stockholders’ Equity
Common Stock	30.9	30.8
Additional Paid-in Capital	2,431.8	2,441.0
Accumulated Other Comprehensive Loss	(3,162.3)	(3,448.3)
Retained Earnings	13,430.4	13,141.3
Treasury Stock - at cost	(3,483.4)	(3,429.8)

Total Stockholders’ Equity	9,247.4	8,735.0

Total Liabilities and Stockholders’ Equity	$62,423.8	$61,148.5

1We previously reported Policy and Contract Benefits and Reserves for Future Policy Benefits in our consolidated balance sheets for December 31, 2022. As a part of the adoption of ASU 2018-12, these balances were reclassified into new line items, Future Policy Benefits and Policyholders' Account Balances. Certain prior year amounts have been reclassified to conform to current year presentation.

6. 1

Unum Group Balance Sheets by Segment - March 31, 2023

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$7,025.7	$2,169.7	$4,627.8	$13,823.2	$2,689.5	$3,200.5	$22,904.9	$2,286.8	$44,904.9
Deferred Acquisition Costs	62.5	49.3	1,086.5	1,198.3	39.3	1,364.8	—	—	2,602.4
Goodwill	8.9	—	271.1	280.0	40.7	27.7	—	—	348.4
Reinsurance Receivable	44.4	10.8	212.2	267.4	102.5	6.1	9,252.7	—	9,628.7
All Other	140.2	216.7	160.0	516.9	365.7	79.7	2,314.9	1,662.2	4,939.4
Total Assets	$7,281.7	$2,446.5	$6,357.6	$16,085.8	$3,237.7	$4,678.8	$34,472.5	$3,949.0	$62,423.8

Liabilities
Future Policy Benefits	$5,536.7	$934.5	$3,251.5	$9,722.7	$2,148.6	$1,942.1	$25,538.1	$—	$39,351.5
Policyholders' Account Balances	—	—	677.2	677.2	—	867.5	4,164.9	—	5,709.6
Unearned Premiums	4.6	7.4	63.6	75.6	186.1	45.0	144.9	—	451.6
Other Policyholders' Funds	36.9	883.4	31.2	951.5	52.3	9.4	713.7	—	1,726.9
Debt	—	—	—	—	—	—	—	3,430.5	3,430.5
All Other	40.7	62.5	231.3	334.5	91.4	53.9	523.0	1,503.5	2,506.3
Total Liabilities	5,618.9	1,887.8	4,254.8	11,761.5	2,478.4	2,917.9	31,084.6	4,934.0	53,176.4

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,596.5	654.3	2,206.2	4,457.0	771.1	1,694.3	5,173.9	(391.5)	11,704.8
Net Unrealized Loss on Securities and Net Gain on Hedges	(170.6)	(120.8)	(155.0)	(446.4)	(126.9)	(119.6)	(911.0)	(593.5)	(2,197.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	236.9	25.2	51.6	313.7	115.1	186.2	(875.0)	—	(260.0)
Total Allocated Stockholders' Equity	1,662.8	558.7	2,102.8	4,324.3	759.3	1,760.9	3,387.9	(985.0)	9,247.4

Total Liabilities and Allocated Stockholders' Equity	$7,281.7	$2,446.5	$6,357.6	$16,085.8	$3,237.7	$4,678.8	$34,472.5	$3,949.0	$62,423.8

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2022 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$7,139.5	$2,369.9	$4,516.6	$14,026.0	$2,677.2	$3,126.1	$22,028.9	$1,854.1	$43,712.3
Deferred Acquisition Costs	61.0	49.3	1,074.8	1,185.1	37.0	1,337.9	—	—	2,560.0
Goodwill	8.9	—	271.1	280.0	39.9	27.7	—	—	347.6
Reinsurance Receivable	49.5	10.6	212.1	272.2	83.5	5.2	9,247.1	—	9,608.0
All Other	76.7	341.2	175.1	593.0	291.8	78.1	2,500.6	1,457.1	4,920.6
Total Assets	$7,335.6	$2,771.0	$6,249.7	$16,356.3	$3,129.4	$4,575.0	$33,776.6	$3,311.2	$61,148.5

Liabilities
Future Policy Benefits	$5,564.4	$973.5	$3,172.4	$9,710.3	$2,063.3	$1,858.4	$24,945.1	$—	$38,577.1
Policyholders' Account Balances	—	—	679.6	679.6	—	869.2	4,191.4	—	5,740.2
Unearned Premiums	1.6	6.6	47.6	55.8	130.4	42.7	136.6	—	365.5
Other Policyholders' Funds	32.7	905.6	31.1	969.4	45.9	9.5	725.6	—	1,750.4
Debt	—	—	—	—	—	—	—	3,429.8	3,429.8
All Other	24.4	94.6	207.2	326.2	86.0	54.8	532.6	1,550.9	2,550.5
Total Liabilities	5,623.1	1,980.3	4,137.9	11,741.3	2,325.6	2,834.6	30,531.3	4,980.7	52,413.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,668.0	908.4	2,225.8	4,802.2	770.6	1,689.4	5,106.7	(909.8)	11,459.1
Net Unrealized Loss on Securities and Net Gain (Loss) on Hedges	(255.9)	(148.5)	(226.6)	(631.0)	(112.5)	(175.5)	(1,359.3)	(759.7)	(3,038.0)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	300.4	30.8	112.6	443.8	145.7	226.5	(502.1)	—	313.9
Total Allocated Stockholders' Equity	1,712.5	790.7	2,111.8	4,615.0	803.8	1,740.4	3,245.3	(1,669.5)	8,735.0

Total Liabilities and Allocated Stockholders' Equity	$7,335.6	$2,771.0	$6,249.7	$16,356.3	$3,129.4	$4,575.0	$33,776.6	$3,311.2	$61,148.5

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, amortization of the cost of reinsurance, and non-contemporaneous reinsurance, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	3/31/2023	3/31/2022	% Change	12/31/2022	12/31/2021	% Change
		As Adjusted		As Adjusted
Premium Income
Unum US	$1,609.6	$1,543.0	4.3%	$6,251.4	$6,072.0	3.0%
Unum International	188.6	187.8	0.4	718.8	717.0	0.3
Colonial Life	429.5	430.7	(0.3)	1,702.0	1,690.2	0.7
Closed Block	231.6	239.9	(3.5)	944.3	995.8	(5.2)
	2,459.3	2,401.4	2.4	9,616.5	9,475.0	1.5
Net Investment Income
Unum US	157.3	171.0	(8.0)	676.3	721.6	(6.3)
Unum International	30.9	34.5	(10.4)	170.1	132.7	28.2
Colonial Life	37.3	38.1	(2.1)	152.7	172.0	(11.2)
Closed Block	257.2	274.8	(6.4)	1,070.6	1,159.0	(7.6)
Corporate	26.1	8.8	196.6	52.5	27.9	88.2
	508.8	527.2	(3.5)	2,122.2	2,213.2	(4.1)
Other Income
Unum US	53.6	47.1	13.8	196.3	170.0	15.5
Unum International	0.4	0.2	100.0	0.9	0.6	50.0
Colonial Life	0.2	0.3	(33.3)	1.1	1.0	10.0
Closed Block	13.5	16.0	(15.6)	58.0	65.1	(10.9)
Corporate	0.2	2.2	(90.9)	4.8	6.2	(22.6)
	67.9	65.8	3.2	261.1	242.9	7.5
Total Adjusted Operating Revenue
Unum US	1,820.5	1,761.1	3.4	7,124.0	6,963.6	2.3
Unum International	219.9	222.5	(1.2)	889.8	850.3	4.6
Colonial Life	467.0	469.1	(0.4)	1,855.8	1,863.2	(0.4)
Closed Block	502.3	530.7	(5.4)	2,072.9	2,219.9	(6.6)
Corporate	26.3	11.0	139.1	57.3	34.1	68.0
	$3,036.0	$2,994.4	1.4	$11,999.8	$11,931.1	0.6

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2023	3/31/2022	% Change	12/31/2022	12/31/2021	% Change
		As Adjusted		As Adjusted
Benefits and Expenses
Unum US	$1,508.0	$1,592.8	(5.3)%	$5,980.6	$6,333.0	(5.6)%
Unum International	181.5	196.6	(7.7)	748.2	740.4	1.1
Colonial Life	373.1	366.2	1.9	1,387.7	1,435.4	(3.3)
Closed Block	462.4	477.9	(3.2)	1,896.0	1,933.1	(1.9)
Corporate	59.8	51.4	16.3	221.6	305.3	(27.4)
	2,584.8	2,684.9	(3.7)	10,234.1	10,747.2	(4.8)

Income (Loss) Before Income Tax Expense and Net Investment Gain (Loss)
Unum US	312.5	168.3	85.7	1,143.4	630.6	81.3
Unum International	38.4	25.9	48.3	141.6	109.9	28.8
Colonial Life	93.9	102.9	(8.7)	468.1	427.8	9.4
Closed Block	39.9	52.8	24.4	176.9	286.8	38.3
Corporate	(33.5)	(40.4)	17.1	(164.3)	(271.2)	39.4
	451.2	309.5	45.8	1,765.7	1,183.9	(49.1)

Income Tax Expense	93.0	58.5	59.0	346.3	263.5	(31.4)

Income Before Net Investment Gain (Loss)	358.2	251.0	42.7	1,419.4	920.4	(54.2)

Net Investment Gain (Loss) (net of tax expense (benefit) of $—; $(3.2); $(3.5); $16.1)	0.1	(10.6)	(100.9)	(12.2)	60.6	(120.1)

Net Income	$358.3	$240.4	49.0	$1,407.2	$981.0	43.4

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
		As Adjusted
Premium Income
Unum US	$1,609.6	$1,580.6	$1,556.8	$1,571.0	$1,543.0
Unum International	188.6	178.3	173.3	179.4	187.8
Colonial Life	429.5	420.4	423.3	427.6	430.7
Closed Block	231.6	230.9	235.5	238.0	239.9
	2,459.3	2,410.2	2,388.9	2,416.0	2,401.4
Net Investment Income
Unum US	157.3	166.9	170.6	167.8	171.0
Unum International	30.9	47.8	37.0	50.8	34.5
Colonial Life	37.3	37.3	38.6	38.7	38.1
Closed Block	257.2	252.9	251.4	291.5	274.8
Corporate	26.1	19.5	14.0	10.2	8.8
	508.8	524.4	511.6	559.0	527.2
Other Income
Unum US	53.6	49.5	49.0	50.7	47.1
Unum International	0.4	0.2	0.2	0.3	0.2
Colonial Life	0.2	0.3	0.3	0.2	0.3
Closed Block	13.5	12.4	13.1	16.5	16.0
Corporate	0.2	1.2	0.4	1.0	2.2
	67.9	63.6	63.0	68.7	65.8
Total Adjusted Operating Revenue
Unum US	1,820.5	1,797.0	1,776.4	1,789.5	1,761.1
Unum International	219.9	226.3	210.5	230.5	222.5
Colonial Life	467.0	458.0	462.2	466.5	469.1
Closed Block	502.3	496.2	500.0	546.0	530.7
Corporate	26.3	20.7	14.4	11.2	11.0
	$3,036.0	$2,998.2	$2,963.5	$3,043.7	$2,994.4

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
		As Adjusted
Benefits and Expenses
Unum US	$1,508.0	$1,565.4	$1,324.8	$1,497.6	$1,592.8
Unum International	181.5	171.2	178.0	202.4	196.6
Colonial Life	373.1	362.5	289.1	369.9	366.2
Closed Block	462.4	474.0	461.7	482.4	477.9
Corporate	59.8	58.2	63.9	48.1	51.4
	2,584.8	2,631.3	2,317.5	2,600.4	2,684.9

Income (Loss) Before Income Tax and Net Investment Gain (Loss)
Unum US	312.5	231.6	451.6	291.9	168.3
Unum International	38.4	55.1	32.5	28.1	25.9
Colonial Life	93.9	95.5	173.1	96.6	102.9
Closed Block	39.9	22.2	38.3	63.6	52.8
Corporate	(33.5)	(37.5)	(49.5)	(36.9)	(40.4)
	451.2	366.9	646.0	443.3	309.5

Income Tax Expense	93.0	82.6	132.3	72.9	58.5

Income Before Net Investment Gain (Loss)	358.2	284.3	513.7	370.4	251.0

Net Investment Gain (Loss)	0.1	6.6	(4.4)	(4.1)	(13.8)
Tax Expense (Benefit) on Net Investment Gain (Loss)	—	1.7	(1.0)	(1.0)	(3.2)
Net Income	$358.3	$289.2	$510.3	$367.3	$240.4

Net Income Per Common Share - Assuming Dilution	$1.80	$1.44	$2.53	$1.81	$1.18

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Adjusted Operating Revenue
Premium Income	$1,609.6	$1,543.0	$6,251.4	$6,072.0
Net Investment Income	157.3	171.0	676.3	721.6
Other Income	53.6	47.1	196.3	170.0
Total	1,820.5	1,761.1	7,124.0	6,963.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	978.4	1,118.9	3,970.9	4,430.3
Commissions	168.9	153.2	614.4	583.4
Deferral of Acquisition Costs	(79.0)	(68.3)	(273.1)	(257.8)
Amortization of Deferred Acquisition Costs	65.8	56.9	240.9	285.9
Other Expenses	373.9	332.1	1,427.5	1,291.2
Total	1,508.0	1,592.8	5,980.6	6,333.0

Income Before Income Tax and Net Investment Gains and Losses	312.5	168.3	1,143.4	630.6
Reserve Assumption Updates	—	—	(155.0)	(215.0)
Adjusted Operating Income	$312.5	$168.3	$988.4	$415.6

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	60.8%	72.5%	66.0%	76.5%
Other Expense Ratio[2]	22.5%	20.9%	22.2%	20.7%
Income Ratio			18.3%	10.4%
Adjusted Operating Income Ratio	19.4%	10.9%	15.8%	6.8%

[1]Excludes the reserve decreases related to the reserve assumption updates that occurred during the third quarters of 2022 and 2021.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$504.7	$463.9	$1,911.7	$1,827.8
Group Short-term Disability	240.3	221.6	926.3	864.0
Total Premium Income	745.0	685.5	2,838.0	2,691.8
Net Investment Income	81.1	90.3	349.1	379.6
Other Income	52.6	45.3	191.8	165.7
Total	878.7	821.1	3,378.9	3,237.1

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	447.0	507.5	1,782.4	1,911.5
Commissions	58.4	52.5	211.3	199.8
Deferral of Acquisition Costs	(14.6)	(12.7)	(53.1)	(49.8)
Amortization of Deferred Acquisition Costs	13.1	11.1	53.0	84.2
Other Expenses	229.1	199.9	862.3	773.9
Total	733.0	758.3	2,855.9	2,919.6

Income Before Income Tax and Net Investment Gains and Losses	145.7	62.8	523.0	317.5
Reserve Assumption Updates	—	—	(121.0)	(215.0)
Adjusted Operating Income	$145.7	$62.8	$402.0	$102.5

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	60.0%	74.0%	67.1%	79.0%
Other Expense Ratio[2]	28.7%	27.4%	28.5%	27.1%
Income Ratio			18.4%	11.8%
Adjusted Operating Income Ratio	19.6%	9.2%	14.2%	3.8%

Persistency:
Group Long-term Disability	90.6%	90.4%	90.7%	89.6%
Group Short-term Disability	87.2%	89.2%	88.9%	87.4%

[1]Excludes the reserve decreases related to the reserve assumption updates that occurred during the third quarters of 2022 and 2021.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Adjusted Operating Revenue
Premium Income
Group Life	$413.1	$412.6	$1,669.1	$1,641.9
Accidental Death & Dismemberment	43.5	42.1	173.7	165.1
Total Premium Income	456.6	454.7	1,842.8	1,807.0
Net Investment Income	22.6	24.9	100.3	104.0
Other Income	0.4	0.4	1.6	1.7
Total	479.6	480.0	1,944.7	1,912.7

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	342.3	399.5	1,415.9	1,734.8
Commissions	39.7	36.7	150.4	144.7
Deferral of Acquisition Costs	(9.8)	(9.1)	(37.3)	(36.1)
Amortization of Deferred Acquisition Costs	9.8	9.4	41.9	58.6
Other Expenses	57.5	54.1	231.1	213.8
Total	439.5	490.6	1,802.0	2,115.8

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	40.1	(10.6)	142.7	(203.1)
Reserve Assumption Update	—	—	(34.0)	—
Adjusted Operating Income (Loss)	$40.1	$(10.6)	$108.7	$(203.1)

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	75.0%	87.9%	78.7%	96.0%
Other Expense Ratio	12.6%	11.9%	12.5%	11.8%
Income Ratio			7.7%
Adjusted Operating Income (Loss) Ratio	8.8%	(2.3)%	5.9%	(11.2)%

Persistency:
Group Life	88.8%	89.0%	88.9%	89.7%
Accidental Death & Dismemberment	87.6%	88.2%	87.9%	89.1%

[1]Excludes the reserve decrease related to the reserve assumption update that occurred during the third quarter of 2022.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$214.5	$218.6	$833.7	$840.7
Individual Disability	124.2	113.6	461.1	459.8
Dental and Vision	69.3	70.6	275.8	272.7
Total Premium Income	408.0	402.8	1,570.6	1,573.2
Net Investment Income	53.6	55.8	226.9	238.0
Other Income	0.6	1.4	2.9	2.6
Total	462.2	460.0	1,800.4	1,813.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	189.1	211.9	772.6	784.0
Commissions	70.8	64.0	252.7	238.9
Deferral of Acquisition Costs	(54.6)	(46.5)	(182.7)	(171.9)
Amortization of Deferred Acquisition Costs	42.9	36.4	146.0	143.1
Other Expenses	87.3	78.1	334.1	303.5
Total	335.5	343.9	1,322.7	1,297.6

Adjusted Operating Income	$126.7	$116.1	$477.7	$516.2

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits	36.0%	44.9%	41.6%	45.1%
Individual Disability	45.3%	54.6%	49.5%	45.0%
Dental and Vision	80.2%	73.4%	71.6%	72.6%
Other Expense Ratio	21.4%	19.4%	21.3%	19.3%
Adjusted Operating Income Ratio	31.1%	28.8%	30.4%	32.8%

Persistency:
Voluntary Benefits	74.2%	75.9%	75.8%	75.8%
Individual Disability	89.2%	89.3%	89.5%	89.7%
Dental and Vision	76.9%	84.0%	79.9%	86.0%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$91.7	$103.4	$376.9	$401.9
Group Life	39.2	32.2	138.2	112.3
Supplemental	31.8	29.0	114.0	112.6
Unum Poland	25.9	23.2	89.7	90.2
Total Premium Income	188.6	187.8	718.8	717.0
Net Investment Income	30.9	34.5	170.1	132.7
Other Income	0.4	0.2	0.9	0.6
Total	219.9	222.5	889.8	850.3

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	127.5	148.5	549.6	553.0
Commissions	16.6	14.9	56.3	54.1
Deferral of Acquisition Costs	(3.5)	(3.5)	(12.0)	(12.8)
Amortization of Deferred Acquisition Costs	1.8	2.1	8.2	7.0
Other Expenses	39.1	34.6	146.1	139.1
Total	181.5	196.6	748.2	740.4

Adjusted Operating Income	$38.4	$25.9	$141.6	$109.9

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds)	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£75.5	£77.1	£304.6	£292.0
Group Life	32.3	24.0	112.3	81.7
Supplemental	26.1	21.6	92.3	81.8
Total Premium Income	133.9	122.7	509.2	455.5
Net Investment Income	23.7	24.2	131.9	91.0
Other Income	—	0.1	0.1	0.1
Total	157.6	147.0	641.2	546.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	91.7	99.6	398.4	364.5
Commissions	8.9	8.2	31.8	28.7
Deferral of Acquisition Costs	(1.0)	(1.2)	(4.2)	(4.3)
Amortization of Deferred Acquisition Costs	1.1	1.2	5.3	4.5
Other Expenses	25.9	20.6	95.6	81.8
Total	126.6	128.4	526.9	475.2

Adjusted Operating Income	£31.0	£18.6	£114.3	£71.4

Weighted Average Pound/Dollar Exchange Rate	1.213	1.339	1.221	1.378

Operating Ratios (% of Premium Income):
Benefit Ratio	68.5%	81.2%	78.2%	80.0%
Other Expense Ratio	19.3%	16.8%	18.8%	18.0%
Adjusted Operating Income Ratio	23.2%	15.2%	22.4%	15.7%

Persistency:
Group Long-term Disability	90.1%	88.1%	85.1%	89.3%
Group Life	81.5%	88.0%	87.9%	86.5%
Supplemental	88.9%	90.4%	92.8%	90.9%
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$235.7	$239.7	$948.9	$953.3
Life	105.3	101.7	401.1	384.7
Cancer and Critical Illness	88.5	89.3	352.0	352.2
Total Premium Income	429.5	430.7	1,702.0	1,690.2
Net Investment Income	37.3	38.1	152.7	172.0
Other Income	0.2	0.3	1.1	1.0
Total	467.0	469.1	1,855.8	1,863.2

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	227.7	229.3	826.1	911.7
Commissions	89.3	85.6	340.0	320.1
Deferral of Acquisition Costs	(75.2)	(70.0)	(271.8)	(252.6)
Amortization of Deferred Acquisition Costs	48.3	44.6	172.0	159.2
Other Expenses	83.0	76.7	321.4	297.0
Total	373.1	366.2	1,387.7	1,435.4

Adjusted Operating Income	$93.9	$102.9	$468.1	$427.8

Operating Ratios (% of Premium Income):
Benefit Ratio	53.0%	53.2%	48.5%	53.9%
Other Expense Ratio	19.3%	17.8%	18.9%	17.6%
Adjusted Operating Income Ratio	21.9%	23.9%	27.5%	25.3%

Persistency:
Accident, Sickness, and Disability	72.5%	74.5%	73.3%	75.4%
Life	84.1%	85.4%	84.5%	85.5%
Cancer and Critical Illness	81.7%	82.2%	82.3%	82.4%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
		As Adjusted	As Adjusted
Adjusted Operating Revenue
Premium Income
Long-term Care	$175.1	$174.8	$697.4	$704.3
All Other	56.5	65.1	246.9	291.5
Total Premium Income	231.6	239.9	944.3	995.8
Net Investment Income	257.2	274.8	1,070.6	1,159.0
Other Income	13.5	16.0	58.0	65.1
Total	502.3	530.7	2,072.9	2,219.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	402.8	417.5	1,648.0	1,658.4
Commissions	19.1	19.5	75.7	80.5
Other Expenses	40.5	40.9	172.3	194.2
Total	462.4	477.9	1,896.0	1,933.1

Income Before Income Tax and Net Investment Gains and Losses	39.9	52.8	176.9	286.8
Amortization of the Cost of Reinsurance	11.0	13.4	50.3	69.8
Non-Contemporaneous Reinsurance	7.3	12.4	34.4	32.9
Transaction Costs Related to Closed Block Individual Disability Reinsurance Transaction	—	—	—	6.2
Adjusted Operating Income	$58.2	$78.6	$261.6	$395.7

Interest Adjusted Loss Ratios:
Long-term Care	86.6%	82.2%	83.6%	81.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio[1]	12.7%	11.5%	12.9%	11.9%
Income Ratio	17.2%	22.0%	18.7%	28.8%
Adjusted Operating Income Ratio	25.1%	32.8%	27.7%	39.7%

Persistency:
Long-term Care	95.4%	95.4%	95.7%	95.6%

[1]Excludes amortization of the cost of reinsurance. Also excluded are transaction costs related to the second phase of the Closed Block individual disability reinsurance transaction that occurred during the first quarter of 2021.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2023	3/31/2022	12/31/2022	12/31/2021
Adjusted Operating Revenue
Net Investment Income	$26.1	$8.8	$52.5	$27.9
Other Income	0.2	2.2	4.8	6.2
Total	26.3	11.0	57.3	34.1

Interest, Debt, and Other Expenses	59.8	51.4	221.6	305.3

Loss Before Income Tax and Net Investment Gains and Losses	(33.5)	(40.4)	(164.3)	(271.2)
Impairment Loss on Internal-Use Software	—	—	—	12.1
Cost Related to Early Retirement of Debt	—	—	—	67.3
Impairment Loss on ROU Asset	—	—	—	13.9
Adjusted Operating Loss	$(33.5)	$(40.4)	$(164.3)	$(177.9)

Unum Group Investments

	3/31/2023			3/31/2023	12/31/2022
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$22,961.8	63.5%	Earned Book Yield	4.35%	4.57%
Mortgage-Backed/Asset-Backed Securities	576.3	1.6	Average Duration (in years)	8.01	7.75
Private Placements	5,594.0	15.5
High Yield	1,966.0	5.4
Government Securities	1,417.3	3.9
Municipal Securities	3,641.2	10.1
Redeemable Preferred Stocks	3.6	—
Total	$36,160.2	100.0%

	3/31/2023
	Amortized Cost	Fair Value	Private Equity Partnerships	3/31/2023	12/31/2022
Quality Ratings of Fixed Maturity Securities			Private Credit Partnerships	$283.5	$275.0
Aaa	5.2%	5.4%	Private Equity Partnerships	499.7	485.3
Aa	11.9	11.6	Real Asset Partnerships	445.6	434.0
A	27.4	27.9	Total	$1,228.8	$1,194.3
Baa	50.0	49.7
Below Baa	5.5	5.4		3/31/2023	12/31/2022
Total	100.0%	100.0%	Non-Current Investments	$—	$—

Unum Group Investments at March 31, 2023

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,633.9	$(140.5)	$1,881.2	$194.6	$752.7	$54.1
Capital Goods	3,277.4	(132.2)	2,060.8	227.6	1,216.6	95.4
Communications	2,361.2	(88.4)	1,289.7	197.4	1,071.5	109.0
Consumer Cyclical	1,443.1	(90.3)	1,102.7	116.8	340.4	26.5
Consumer Non-Cyclical	5,950.4	(357.5)	3,836.5	526.4	2,113.9	168.9
Energy	2,779.0	(6.6)	1,301.1	120.9	1,477.9	114.3
Financial Institutions	3,593.5	(374.8)	3,117.6	404.2	475.9	29.4
Mortgage/Asset-Backed	576.3	(10.4)	393.3	20.3	183.0	9.9
Sovereigns	876.0	(59.1)	337.6	105.5	538.4	46.4
Technology	1,596.0	(141.2)	1,415.1	152.5	180.9	11.3
Transportation	1,646.5	(124.0)	1,198.3	155.0	448.2	31.0
U.S. Government Agencies and Municipalities	4,182.5	(359.5)	2,464.8	520.4	1,717.7	160.9
Public Utilities	5,244.4	(57.1)	2,149.2	285.0	3,095.2	227.9
Total	$36,160.2	$(1,941.6)	$22,547.9	$3,026.6	$13,612.3	$1,085.0

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$2,146.1	$(38.2)			$122.8	$(1.5)
91 through 180 days	141.2	(19.7)			0.8	—
181 through 270 days	4,056.1	(169.2)			193.3	(6.3)
271 days to 1 year	5,428.1	(486.0)			440.2	(31.8)
Greater than 1 year	9,216.9	(2,163.6)			802.4	(110.3)
Total	$20,988.4	$(2,876.7)			$1,559.5	$(149.9)

14.1

Appendix to Statistical Supplement
2023 Significant Items:
•In 2018, the Financial Accounting Standards Board issued ASU 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts”. This update significantly amended the accounting and disclosure requirements for long-duration insurance contracts. The update is effective for periods beginning January 1, 2023. We adopted this guidance effective January 1, 2023 using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date. We adjusted all prior period operating results, balance sheets, and related metrics throughout this document.

2022 Significant Items

•Third quarter of 2022 reserve assumption updates resulting in reserve reductions of $121.0 million and $34.0 million before tax, or $95.6 million and $26.9 million after tax, in our Unum US group long-term disability and group life product lines, respectively.

2021 Significant Items

•Third quarter of 2021 reserve assumption updates resulting in a reserve reduction of $215.0 million before tax, or $169.9 million after tax, in our Unum US group long-term disability product line.
•Third quarter of 2021 impairment loss of $12.1 million before tax, or $9.6 million after tax, on previously capitalized internal-use software that we no longer plan to utilize.
•Second quarter of 2021 cost related to the early retirement of debt of $67.3 million before tax, or $53.2 million after tax.
•Second quarter of 2021 impairment loss of $13.9 million, or $11.0 million after tax, on a right-of-use (ROU) asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•Second quarter of 2021 U.K. tax rate increase from 19 percent to 25 percent, effective April 1, 2023, which resulted in $23.6 million of additional tax expense through continuing operations for the revaluation of our deferred tax assets and liabilities.
•In December 2020, we completed the first phase of a reinsurance transaction, pursuant to which Provident Life and Accident Insurance Company, The Paul Revere Life Insurance Company, and Unum Life Insurance Company of America, wholly-owned domestic insurance subsidiaries of Unum Group, and collectively referred to as "the ceding companies", each entered into separate reinsurance agreements with Commonwealth Annuity and Life Insurance Company (Commonwealth), to reinsure on a coinsurance basis effective as of July 1, 2020, approximately 75 percent of the Closed Block individual disability business, primarily direct business written by the ceding companies. On March 31, 2021, we completed the second phase of the reinsurance transaction, pursuant to which the ceding companies and Commonwealth amended and restated their respective reinsurance agreements to reinsure on a coinsurance and modified coinsurance basis effective as of January 1, 2021, a substantial portion of the remaining Closed Block individual disability business that was not ceded in December 2020, primarily business previously assumed by the ceding companies.

In December 2020, Provident Life and Casualty Insurance Company (PLC), also a wholly-owned domestic insurance subsidiary of Unum Group, entered into an agreement with Commonwealth whereby PLC will provide a 12-year volatility cover to Commonwealth for the active life cohort (ALR cohort). On March 31, 2021, PLC and Commonwealth amended and restated this agreement to incorporate the ALR cohort related to the additional business that was reinsured between the ceding companies and Commonwealth as part of the second phase of the transaction. As part of the amended and restated volatility cover, PLC received a payment from Commonwealth of approximately $18 million.

Appendix to Statistical Supplement - Continued

In connection with the second phase of the reinsurance transaction, Commonwealth paid a total ceding commission to the ceding companies of $18.2 million. The ceding companies transferred assets of $767.0 million, which consisted primarily of cash and fixed maturity securities. In addition, we originally recognized the following in the first quarter of 2021 related to the second phase:

•Net realized investment gains totaling $67.6 million, or $53.4 million after tax, related to the transfer of investments.
•Prior to the implementation of ASU 2018-12, an increase in benefits and change in reserves for future benefits of $133.1 million, or $105.1 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $6.2 million, or $5.0 million after tax.
•Prior to the implementation of ASU 2018-12, reinsurance recoverable of $990.0 million related to the policies on claim status (DLR cohort).
•Payable of $307.2 million related to the portfolio of invested assets associated with the business ceded on a modified coinsurance basis.
•Prior to the implementation of ASU 2018-12, cost of reinsurance, or prepaid reinsurance premium, of $43.1 million related to the DLR cohort.
•Deposit asset of $5.0 million related to the ALR cohort.

In applying ASU 2018-12 to the second phase of our Closed Block individual disability reinsurance transaction, we recognized the following changes:

•The ceded reserves were valued using a discount rate reflective of an upper-medium grade fixed-income instrument as of the transaction date and the increase in benefits and change in reserves for future benefits of $133.1 million described above was reversed, resulting in a net $142.5 million decrease to the cost of reinsurance, or prepaid reinsurance premium related to the DLR cohort, and a net $142.5 million increase to the reinsurance recoverable related to the DLR cohort.

15.1

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, amortization of the cost of reinsurance, and non-contemporaneous reinsurance, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on hedges;
•Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on hedges; and
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI).

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

As previously discussed, we have exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021. As a result, we exclude the amortization of the cost of reinsurance that we recognized upon the exit of the business related to the policies on claim status as well as the impact of non-contemporaneous reinsurance that resulted from the adoption of ASU 2018-12. Due to the execution of the second phase of the reinsurance transaction occurring after January 1, 2021, the transition date of ASU 2018-12, in accordance with the provisions of the ASU related to non-contemporaneous reinsurance, we were required to establish the ceded reserves using an upper-medium grade fixed-income instrument as of the reinsurance transaction date in March 2021 which resulted in higher ceded reserves compared to that which was reported historically. However, the direct reserves for the block reinsured in the second phase were calculated using the original discount rate utilized as of the transition date. Both the direct and ceded reserves are then remeasured at each reporting period using a current discount rate reflective of an upper-medium grade fixed-income instrument, with the changes recognized in other comprehensive income (loss). While the total equity impact is neutral, the different original discount rates utilized for direct and ceded reserves result in disproportionate earnings impacts. The impact of non-contemporaneous reinsurance will fluctuate depending on the magnitude of reserve changes during the period. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.3, other than book value per common share, which is presented on page 2.

15.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
	2023	2022
Total Revenue	$3,036.1	$3,004.8	$2,959.1	$3,039.6	$2,980.6
Excluding:
Net Investment Gain (Loss)	0.1	6.6	(4.4)	(4.1)	(13.8)
Adjusted Operating Revenue	$3,036.0	$2,998.2	$2,963.5	$3,043.7	$2,994.4

15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended March 31, 2023
Unum US	$246.9	$4,629.5	21.3%
Unum International	33.2	770.9	17.2%
Colonial Life	74.0	1,691.9	17.5%
Core Operating Segments	354.1	7,092.3	20.0%
Closed Block	43.8	5,140.3
Corporate	(25.3)	(650.6)
Total	$372.6	$11,582.0	12.9%

Three Months Ended March 31, 2022
Unum US	$133.1	$4,550.9	11.7%
Unum International	30.5	782.5	15.6%
Colonial Life	81.3	1,612.9	20.2%
Core Operating Segments	244.9	6,946.3	14.1%
Closed Block	61.6	4,592.7
Corporate	(35.1)	(960.6)
Total	$271.4	$10,578.4	10.3%

1Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on hedges and is calculated using the stockholders' equity balances presented on page 15.6
15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2022
Unum US	$781.1	$4,675.8	16.7%
Unum International	167.6	781.6	21.4%
Colonial Life	369.5	1,642.5	22.5%
Core Operating Segments	1,318.2	7,099.9	18.6%
Closed Block	201.8	4,873.7
Corporate	(156.2)	(979.8)
Total	$1,363.8	$10,993.8	12.4%

Year Ended December 31, 2021
Unum US	$328.9	$4,481.3	7.3%
Unum International	87.6	808.0	10.8%
Colonial Life	337.8	1,597.9	21.1%
Core Operating Segments	754.3	6,887.2	11.0%
Closed Block	249.3	4,265.6
Corporate	(69.7)	(1,046.1)
Total	$933.9	$10,106.7	9.2%

1 Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on hedges and is calculated using the stockholders' equity balances presented on page 15.6. Due to the implementation of ASU 2018-12 for which the beginning balances of 2021 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2021 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2021. As a result, average equity for the year ended December 31, 2021 for certain of our segments will not compute using the historical allocated equity at December 31, 2020.

15.5

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	3/31/2023	12/31/2022	3/31/2022	12/31/2021	1/1/2021
Total Stockholders' Equity	$9,247.4	$8,735.0	$6,887.8	$6,033.9	$4,166.0
Excluding:
Net Unrealized Gain (Loss) on Securities	(2,205.2)	(3,028.4)	1,120.6	4,014.4	5,315.8
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(260.0)	313.9	(4,912.6)	(8,570.7)	(10,932.5)
Net Gain (Loss) on Hedges	7.8	(9.6)	51.4	61.8	97.8
Total Adjusted Stockholders' Equity	$11,704.8	$11,459.1	$10,628.4	$10,528.4	$9,684.9

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	3/31/2023	12/31/2022	3/31/2022	12/31/2021
Average Adjusted Stockholders' Equity	$11,582.0	$10,993.8	$10,578.4	$10,106.7

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended March 31
	2023		2022
	(in millions)	per share*	(in millions)	per share*
Net Income	$358.3	$1.80	$240.4	$1.18
Excluding:
Net Investment Gain (Loss) (net of tax benefit of $—; $3.2)	0.1	—	(10.6)	(0.05)
Amortization of the Cost of Reinsurance (net of tax benefit of $2.3; $2.8)	(8.7)	(0.04)	(10.6)	(0.05)
Non-Contemporaneous Reinsurance (net of tax benefit of $1.6; $2.6)	(5.7)	(0.03)	(9.8)	(0.05)
After-tax Adjusted Operating Income	$372.6	$1.87	$271.4	$1.33

*Assuming Dilution.

15.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2022		2021
	(in millions)	per share *	(in millions)	per share *
Net Income	$1,407.2	$6.96	$981.0	$4.79
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $—; $14.2)	—	—	53.4	0.26
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $(3.5); $1.9)	(12.2)	(0.07)	7.2	0.03
Total Net Investment Gain (Loss)	(12.2)	(0.07)	60.6	0.29
Items Related to Closed Block Individual Disability Reinsurance Transaction
Amortization of the Cost of Reinsurance (net of tax benefit of $10.6; $14.7)	(39.7)	(0.20)	(55.1)	(0.27)
Non-Contemporaneous Reinsurance (net of tax benefit of $7.2; $7.0)	(27.2)	(0.13)	(25.9)	(0.12)
Transaction Costs (net of tax benefit of $—; $1.2)	—	—	(5.0)	(0.02)
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(66.9)	(0.33)	(86.0)	(0.41)
Reserve Assumption Updates (net of tax expense of $32.5; $45.1)	122.5	0.61	169.9	0.83
Impairment Loss on Internal-Use Software (net of tax benefit of $—; $2.5)	—	—	(9.6)	(0.05)
Cost Related to Early Retirement of Debt (net of tax benefit of $—; $14.1)	—	—	(53.2)	(0.26)
Impairment Loss on ROU Asset (net of tax benefit of $—; $2.9)	—	—	(11.0)	(0.05)
Impact of U.K. Tax Rate Increase	—	—	(23.6)	(0.12)
After-tax Adjusted Operating Income	$1,363.8	$6.75	$933.9	$4.56

*Assuming Dilution.

15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	March 31		December 31
	2023	2022	2022	2021
Debt	$3,430.5	$3,442.9	$3,429.8	$3,442.2
Including:
Lease Liability	67.3	78.1	67.9	82.6
Adjusted Debt and Lease Liability	$3,497.8	$3,521.0	$3,497.7	$3,524.8

Total Stockholders' Equity	$9,247.4	$6,887.8	$8,735.0	$6,033.9
Excluding:
Net Unrealized Gain (Loss) on Securities	(2,205.2)	1,120.6	(3,028.4)	4,014.4
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(260.0)	(4,912.6)	313.9	(8,570.7)
Net Gain (Loss) on Hedges	7.8	51.4	(9.6)	61.8
Equity, As Adjusted	11,704.8	10,628.4	11,459.1	10,528.4
Debt, As Adjusted and Lease Liability	3,497.8	3,521.0	3,497.7	3,524.8
Total Adjusted Capital	$15,202.6	$14,149.4	$14,956.8	$14,053.2

Leverage Ratio	23.0%	24.9%	23.4%	25.1%

	Three Months Ended
	March 31, 2023	March 31, 2022
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$162.7		£122.7	1.215	$149.1
Unum Poland	25.9	zł	95.6	0.228	21.8
Total	188.6				170.9
Unum US	1,609.6		$1,543.0		1,543.0
Colonial Life	429.5		$430.7		430.7
Core Operations	$2,227.7				$2,144.6

1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.
15.9